Item 30. Exhibit (h) i. i. 1i.

Amendment to Schedule 1

Effective as of November 1, 1999, the following separate accounts of the Company are hereby added to this Schedule 1 and made subject to the Agreement:

Name of Account and Subaccounts	Date Established by Board of Directors of the Company	SEC 1940 Act Registration Number	Type of Product Supported by Account
Massachusetts Mutual Variable Life Separate Account I	July 13, 1988	811-5611	SVUL II

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule 1 in accordance with Article XI of the Agreement.

/s/ Valerie Zondorak		/s/ Matthew E. Winter
Goldman Sachs Variable Insurance Trust		Massachusetts Mutual
Name:	Valerie A. Zondorak	Life Insurance Company
Title:	Assistant Secretary	Name:	Matthew E. Winter
		Title:	Senior Vice President

/s/ Valerie Zondorak
Goldman, Sachs & Co.
Name:	Valerie Z. Zondorak
Title:	Vice President

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Amendment to Schedule 2

Effective as of November 1, 1999, the following classes of Contracts are hereby added to this Schedule 2 and made subject to the Agreement:

Policy Marketing Name	SEC 1933 Act Registration Number	Name of Supporting Account	Annuity or Life
MM SVUL II		P5-99	Life

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule 2 in accordance with Article XI of the Agreement.

/s/ Valerie Zondorak		/s/ Matthew E. Winter
Goldman Sachs Variable Insurance Trust		Massachusetts Mutual
Name:	Valerie A. Zondorak	Life Insurance Company
Title:	Assistant Secretary	Name:	Matthew E. Winter
		Title:	Senior Vice President

/s/ Valerie Zondorak
Goldman, Sachs & Co.
Name:	Valerie Z. Zondorak
Title:	Vice President

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Amendment to Schedule 3

Effective as of November 1, 1999, this Schedule 3 is hereby amended to reflect the following changes in Trust Classes and Series:

Contract Marketing Name	Trust Classes and Series
MM SVUL II	Capital Growth Fund

IN WITNESS WHEREOF, the Trust, the Distributor and the Company hereby amend this Schedule 3 in accordance with Article XI of the Agreement.

/s/ Valerie Zondorak		/s/ Matthew E. Winter
Goldman Sachs Variable Insurance Trust		Massachusetts Mutual
Name:	Valerie A. Zondorak	Life Insurance Company
Title:	Assistant Secretary	Name:	Matthew E. Winter
		Title:	Senior Vice President

/s/ Valerie Zondorak
Goldman, Sachs & Co.
Name:	Valerie Z. Zondorak
Title:	Vice President

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